UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 7, 2006
GENITOPE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-50425	77-0436313
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification
incorporation)		No.)
525 Penobscot Drive
Redwood City, California 94063
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: (650) 482-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
Item 9.01. Financial Statements and Exhibits.
INDEX TO EXHIBITS
EXHIBIT 1.1
EXHIBIT 5.1
EXHIBIT 99.1

Item 1.01. Entry into a Material Definitive Agreement.
     On February 7, 2006, Genitope Corporation (“Genitope”) entered into an underwriting agreement (the “Underwriting Agreement”) with WR Hambrecht + Co, LLC, RBC Capital Markets, Brean Murray, Carret & Co., LLC and Punk, Ziegel & Company (the “Underwriters”) relating to the public offering, issuance and sale of 6,400,000 shares of Genitope’s common stock (the “Shares”). The price to the public is $8.50 per share, and the Underwriters have agreed to purchase the Shares from Genitope at a price of $7.99 per share. Under the terms of the Underwriting Agreement, Genitope has granted to the Underwriters an option, exercisable for a period of 30 days, to purchase up to an additional 960,000 shares to cover over-allotments, if any. The offering is being made pursuant to Genitope’s effective shelf registration statement on Form S-3 (Registration No. 333-128357) previously filed with the Securities and Exchange Commission. The Underwriting Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference. The description of the material terms of the Underwriting Agreement is qualified in its entirety by reference to such exhibit.
Item 8.01. Other Events.
     Our press release dated February 7, 2006, titled “Genitope Corporation Announces Pricing of Common Stock Offering,” is attached hereto as Exhibit 99.1 and is herein incorporated by reference. Attached as Exhibit 5.1 to this Current Report on Form 8-K is the opinion of Cooley Godward LLP relating to the validity of the shares to be issued in the offering.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit Number	Description
1.1	Underwriting Agreement, dated as of February 7, 2006, by and among the Company and WR Hambrecht + Co, LLC, RBC Capital Markets, Brean Murray, Carret & Co., LLC and Punk, Ziegel & Company.
5.1	Opinion of Cooley Godward LLP.
23.1	Consent of Cooley Godward LLP (contained in Exhibit 5.1).
99.1	Press Release titled “Genitope Corporation Announces Pricing of Common Stock Offering,” dated February 7, 2006.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Genitope Corporation
Dated: February 7, 2006	By:	/s/ Laura Woodhead
Laura Woodhead
Vice President

INDEX TO EXHIBITS

Exhibit Number	Description
1.1	Underwriting Agreement, dated as of February 7, 2006, by and among the Company and WR Hambrecht + Co, LLC, RBC Capital Markets, Brean Murray, Carret & Co., LLC and Punk, Ziegel & Company.
5.1	Opinion of Cooley Godward LLP.
23.1	Consent of Cooley Godward LLP (contained in Exhibit 5.1).
99.1	Press Release titled “Genitope Corporation Announces Pricing of Common Stock Offering,” dated February 7, 2006.